Touchstone Variable Series Trust

Statement of Additional Information

April 30, 2016

Touchstone Active Bond Fund
Touchstone Focused Fund (formerly, Touchstone Mid Cap Growth Fund)
Touchstone Large Cap Core Equity Fund
Touchstone Conservative ETF Fund
Touchstone Moderate ETF Fund
Touchstone Aggressive ETF Fund

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and together, the “Funds”).  It is intended to provide additional information regarding the activities and operations of Touchstone Variable Series Trust (the “Trust”) and should be read in conjunction with the Funds’ prospectus dated April 30, 2016, as may be amended.  The Funds’ audited financial statements for the fiscal year ended December 31, 2015, including the notes thereto and the report of Ernst & Young LLP thereon,  included in the annual report to shareholders (the “Annual Report”) are hereby incorporated by reference into this SAI. A copy of the prospectus and Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com.

THE TRUST AND THE FUNDS

The Trust is a Massachusetts business trust organized on February 7, 1994 and is composed of six funds: Touchstone Active Bond Fund (the “Active Bond Fund”), Touchstone Focused Fund (the “Focused Fund” and formerly Mid Cap Growth Fund) and Touchstone Large Cap Core Equity Fund (the “Large Cap Core Equity Fund”) (collectively the "Equity Funds"); and Touchstone Conservative ETF Fund (the “Conservative ETF Fund”), Touchstone Moderate ETF Fund (the “Moderate ETF Fund”) and Touchstone Aggressive ETF Fund (the “Aggressive ETF Fund”) (collectively, the "ETF Funds"). Each is a “Fund,” and collectively, the “Funds.”  Each Fund (except the Active Bond Fund and the ETF Funds) is an open-end, non-diversified, management investment company.  The Active Bond Fund and the ETF Funds are open-end, diversified, management investment companies.

Touchstone Advisors, Inc. (the “Advisor”) is the investment adviser and administrator for each Fund.  The Advisor has selected one or more sub-advisor(s) to manage, on a daily basis, the assets of each Fund.  The Advisor has sub-contracted certain administrative and accounting services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”).  Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Funds’ shares.  The Distributor is an affiliate of the Advisor.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership.  However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred.  In addition, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.  Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust.  The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

History of the Funds

Pursuant to an Agreement and Plan of Reorganization dated August 23, 2013, between the Aggressive ETF Fund and the Touchstone Enhanced ETF Fund, the Aggressive ETF Fund acquired all of the assets and liabilities of the Touchstone Enhanced ETF Fund, which was terminated as a series of the Trust on December 15, 2013.

Prior to April 30, 2014, the Touchstone Active Bond Fund was named the Touchstone Core Bond Fund.

Pursuant to an Agreement and Plan of Reorganization dated October 27, 2015 between the Touchstone Active Bond Fund and the Touchstone High Yield Fund, the Active Bond Fund acquired all of the assets and liabilities of the Touchstone High Yield Fund, which was terminated as a series of the Trust after close of business on December 4, 2015.

Prior to August 31, 2015, the Focused Fund was named the Touchstone Mid Cap Growth Fund.

Pursuant to an Agreement and Plan of Reorganization dated October 27, 2015 between the Focused Fund and Touchstone Baron Small Cap Growth Fund and a separate Agreement and Plan of Reorganization dated October 27, 2015 between the Focused Fund and Touchstone Third Avenue Value Fund, the Focused Fund acquired all of the assets and liabilities of the Touchstone Baron Small Cap Growth Fund and the Touchstone Third Avenue Value Fund, which were each terminated as series of the Trust after close of business on December 4, 2015.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal strategy and principal risks are described in the prospectus.  The following supplements the information contained in the prospectus concerning each Fund’s principal strategy and principal risks.  In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.  Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment objectives, policies and strategies.  The investment limitations below are considered to be non-fundamental policies, which may be changed at any time by a vote of the Trust’s Board, unless designated as a “fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

Investment Policies of the Non-ETF Funds

The following provides additional information about the investments of each Fund except, the ETF Funds.  Information about the investments of the ETF Funds is in this SAI’s section, “Investments Policies of the ETF Funds”.

ADRs, ADSs, GDRs EDRs and CDRs. The Funds may invest in American Depositary Receipts (“ADRs”) and other similar instruments. ADRs and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Funds. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. All Funds may invest in ADRs, ADSs, EDRs, CDRs and GDRs. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

The Focused Fund may invest up to 35% of its total assets in ADRs, ADSs and other depositary receipts.

Asset-Backed Securities (“ABS”). ABS are securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables.  The credit quality of an asset-backed security transaction depends on the performance of the underlying assets.  To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.  Some ABS are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a steep increase in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

The Active Bond Fund may invest in certain asset-backed securities.

Borrowing. Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings.  In addition, the Active Bond Fund may enter into dollar roll transactions and each Fund may enter into reverse repurchase agreements that are treated as borrowings by the Fund.  The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings.  If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test.  To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial.  The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.  A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

Certain of the Funds have adopted non-fundamental limitations which restrict when and to what degree the Funds can engage in borrowing.  See the section entitled “Investment Restrictions” below.

Borrowing creates leverage, which magnifies the potential for gain or loss on a Fund’s portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are debt instruments issued by banks with a fixed or floating interest rate and a specified maturity date.  The issuer agrees to pay the principal amount plus interest to the holder on the maturity date of the certificate.  Certificates of deposit can usually be traded in the secondary market prior to maturity.  Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Investments in time deposits maturing in more than seven days will be subject to each Fund’s restrictions on illiquid investments.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.  For a description of commercial paper ratings, see the Appendix.

Commodity Futures Trading Commission Regulation. The Funds and the Advisor have claimed exclusion or exemption from registering with the Commodity Futures Trading Commission (the “CFTC”). The Funds currently intend to comply with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.” Similarly, so long as the Funds satisfy this conditional exclusion, the Advisor intends to comply with Rule 4.5, which allows the Advisor to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.” The Advisor, on behalf of the Funds and itself, has filed a claim with the CFTC claiming the CPO exemption. Therefore, neither the Funds nor the Advisor expect to become subject to registration under the CEA.

Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price.  Convertible securities typically have characteristics of both fixed-income and equity securities.  Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock.  Convertible securities entail less credit risk than the issuer’s common stock.

Covered Dollar Rolls. The Active Bond Fund may enter into dollar rolls (also referred to as forward roll transactions) in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date.  In a simple dollar roll transaction, the cash proceeds from this sale will be reinvested in high quality, short-term instruments, the maturity of which will coincide with the settlement date of the roll transaction.  A strategy may also be used with respect to the dollar roll, where a series of 6 to 12 consecutive dollar roll transactions (approximately 30 days per transaction) are executed.  This allows the Fund to purchase a slightly longer duration security with the cash proceeds from the sale and capitalize on potentially higher available yields.  The additional duration from this strategy would be minimal.

The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will segregate liquid assets to satisfy its obligation for the forward commitment to buy the securities.  The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable.  The segregated assets effectively collateralize the Fund’s right to receive the securities at the end of the roll period, and also serve to minimize the leveraging effect of the transaction.

In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.  Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund’s investment limitations on borrowings.  See “Borrowing” and “Investment Restrictions.”

The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterpart to the transaction could fail to deliver the securities.  If the counter-party to which the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the securities may be restricted.  Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.  Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Funds’ borrowing.

Custodial Receipts. Custodial receipts or certificates, such as Certificates of Accrual on U.S. Treasury Securities (“CATS”), U.S. Treasury Investors Growth Receipts (“TIGRs”) and Financial Corporation Certificates (“FICO Strips”), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities.  The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic un-matured coupon payments and the final principal payment on the U.S. government security.  Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described below.  Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer.  Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.  In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Cyber Security Risk.  The Funds and their service providers may be subject to operational and information security risks resulting from cyber security breaches.  Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks.  Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, a Fund or the Advisor, a sub-advisor, Touchstone Securities, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders.  Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment therein to lose value.

Derivatives (Active Bond Fund only).  A Fund may, but is not required to, use derivative instruments for any of the following purposes:

•	To hedge against adverse changes, caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for a Fund;

•	As a substitute for purchasing or selling securities;

•	To shorten or lengthen the effective portfolio maturity or duration;

•	To enhance a Fund’s potential gain in non-hedging or speculative situations; or

•	To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.  Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure.  Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing.  A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed-income securities.  Derivatives can also make a Fund’s holdings less liquid and harder to value, especially in declining markets.  In addition, much of the income and gains generated by derivatives will typically be taxed as ordinary income for federal income tax purposes.  Derivative instruments include futures, options, swaps, and, to the extent consistent with a Fund’s investment goals, forward currency exchange contracts.  Under normal circumstances, investment in these types of derivatives will typically be limited to the level necessary to keep the Fund and the Advisor from having to register with the CFTC.

A description of the specific derivatives that a Fund may use and some of their associated risks is discussed below under the captions "Forward Foreign Currency Contracts," “Futures Contracts and Options on Futures Contracts,” “Options on Securities” and “Swap Agreements.”
Exchange-Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, such as the S&P 500® Index, or a portfolio of bonds that may be designed to track a bond index.  Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price.  Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF.  ETFs that track indices or sectors of indices hold either:

•	shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

•	shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value ("NAV")), together with a cash payment generally equal to accumulated dividends as of the date of redemption.  As investment companies, ETFs incur fees and expenses such as advisory fees, trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs.  Accordingly, ETF shareholders (including a Fund) pay their proportionate share of these expenses.

Fixed-Income and Other Debt Securities. Fixed-income and other debt securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities, and custodial receipts.  The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates that will result in increases or decreases in the value of the obligations held by the Funds.  The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates.  As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising.  Shareholders also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates; a Fund’s yield will tend to be somewhat lower.  Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Funds’ current yield.  In periods of rising interest rates, the opposite can be expected to occur.  In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Nationally Recognized Statistical Rating Organizations (“NRSRO”), such as Standard & Poor’s Rating Service (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), are relative and subjective and are not absolute standards of quality.  Although these ratings are initial criteria for selection of portfolio investments, a sub-advisor also will make its own evaluation of these securities.  Among the factors that will be considered is the long-term ability of the issuers to pay principal and interest and general economic trends.  A description of the ratings used in this SAI and in the Funds’ prospectuses is set forth in the Appendix.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis.  See “When-Issued and Delayed-Delivery Securities” below.

Floating-Rate, Inverse Floating-Rate, and Index Obligations. These securities are debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price.  These securities may be backed by U.S. government or corporate issuers, or by collateral such as mortgages.  The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.  However, the Fund will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Fund cannot or will not invest.

Floating rate securities pay interest according to a coupon that is reset periodically.  The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool.  Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula.  Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.  Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.  Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized.  The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Foreign Securities. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations.  Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.  The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations.  Costs are also incurred in connection with conversions between various currencies.  In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States.  Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

The Focused Fund may invest up to 35% of total assets at the time of purchase in the securities of foreign issuers.

Emerging Market Securities. Emerging market countries are generally countries that are not included in the MSCI World Index.  As of March 31, 2016, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI World Index can change over time.  When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.

The Funds may invest in emerging market securities.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur.

In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Funds’ acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Some emerging market countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized.  Investments in these investment funds may be subject to the provisions of the 1940 Act limiting a Fund’s investments in other investment companies.  Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Advisor), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a discount or premium over their net asset value.

Foreign Market Risk.  A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Funds’ foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable to that party for any losses incurred.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. government has, from time to time in the past, imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Funds.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Funds can earn on their investments.

Foreign Currency Risk.  While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.  Forward currency contracts establish an exchange rate at a future date.  These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward currency contract generally has no deposit requirement and is traded at a net price without commission.  Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract.  Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Funds’ securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.  Since consideration of the prospect for currency parities will be incorporated into a sub-advisor’s long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the sub-advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund’s best interest.  Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts.  In such event a Fund’s ability to utilize forward currency contracts may be restricted.  Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.  Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.  The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.  In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets.  Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue.  Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Funds’ assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Options on Futures Contracts. Each Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts.  These contracts will be entered into only upon the agreement of the Fund’s sub-advisor that such contracts are necessary or appropriate in the management of the Funds’ assets.  These contracts will be entered into on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

Under normal circumstances, no Fund will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions.  In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

Each Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Funds’ assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner.  In addition, changes in the value of the Funds’ futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities.  Successful use of futures and related options is subject to a Fund sub-advisor’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities.  Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time.  Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. government securities, foreign government securities or corporate debt securities.  U.S. futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.  A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities and three-month U.S. Treasury bills.  A Fund may also enter into futures contracts that are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”).  It is expected that the initial deposit would be approximately 1.5% to 5% of a contract’s face value.  Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract.  In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities.  The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.  Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities.  Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies.  For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund.  If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase.  However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices.  Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

When a Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Funds’ custodian to collateralize or “cover” the Funds’ obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions.  First, all participants in the futures market are subject to initial deposit and variation margin requirements.  Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of distortion, a correct forecast of general interest rate trends by the sub-advisor may still not result in a successful transaction.

In addition, futures contracts entail risks.  Although each applicable sub-advisor believes that use of such contracts will benefit the respective Fund, if the sub-advisor’s investment judgment about the general direction of interest rates is incorrect, a Fund’s overall performance would be poorer than if it had not entered into any such contract.  For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements.  Such sales of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Fund may purchase and write options on futures contracts for hedging purposes.  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency, which is deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.  If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Funds’ losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.  For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs.  In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

Additional Risks of Options on Futures Contracts, Forward Contracts, and Options on Foreign Currencies.  Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC.  To the contrary, such instruments are traded through financial intermediaries acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  Similarly, options on currencies may be traded over-the-counter.  In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.  A Fund’s ability to terminate over-the-counter options will be more limited than with exchange-traded options.  It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations.  Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.  With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges.  Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Illiquid Securities. Subject to the limitations in the 1940 Act or the rules and SEC staff interpretations thereunder, the Funds may invest in illiquid securities. Current SEC guidance provides that an open-end investment company such as the Funds should limit its investments in illiquid securities to no more than 15% of net assets. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund’s books.

Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.  The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in such unlisted equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, ‘‘special situations’’) could enhance the Funds’ capital appreciation potential.  To the extent these investments are deemed illiquid, the Funds’ investment in them will be consistent with their applicable restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Funds’ Advisor or sub-advisors based on criteria approved by the Board.

Inflation-Indexed Bonds. The Active Bond Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future.  The securities will pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  The Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for federal income tax purposes, even though investors do not receive their principal until maturity.

Initial Public Offerings (IPOs). Due to the typically small size of the IPO allocation available to a Fund and the nature and market capitalization of the companies involved in IPOs, the sub-advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will instead decide to allocate those IPO purchases to other funds they advise.  Any such allocation will be done in a fair and equitable manner according to a specific and consistent process. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When a Fund’s asset base is small, a significant portion of the Funds’ performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Funds’ assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.  Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time.  This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  There is no assurance that the Fund will be able to obtain allocable portions of IPO shares.  The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain.  These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions.  They may be more dependent on key managers and third-parties and may have limited product.  The Focused Fund intends to invest occasionally in the common stock of selected “unseasoned” companies.

Investment Company Shares. Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and the rules thereunder, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that a Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all registered investment companies. See also “Investment Limitations” and “Exchange-Traded Funds.”

Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables — see “Trade Claims”) or to other parties.  Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality.  Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower.  Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at the time when a Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Active Bond Fund from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  When the Fund purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument.  The Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company.  Some debt securities purchased by the Fund may have very long maturities.  The length of time remaining until maturity is one factor the sub-advisor considers in purchasing a particular indebtedness.  The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost.  The sub-advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis.  There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities.  Securities representing indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them.  The Fund may purchase loans from national and state chartered banks as well as foreign ones.  The Fund may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired.  The Fund may also invest in distressed first mortgage obligations and other debt secured by real property.  The Fund does not currently anticipate investing more than 5% of its total assets in trade and other claims.

These instruments will be considered illiquid securities and will be limited, along with the Fund’s other illiquid securities, to not more than 15% of the Funds’ net assets.

Market Disruption. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuers of the securities.

Instability in financial markets has in the past led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment goals.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment goals, but there can be no assurance that they will be successful in doing so.

Medium- and Lower-Rated and Unrated Securities. Securities rated in the fourth highest category by S&P or Moody’s, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds.  In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk.  The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  Since the risk of default is higher for lower rated debt securities, the sub-advisor’s research and credit analysis are an especially important part of managing securities of this type held by a Fund.  In light of these risks, the Board has instructed the sub-advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

Lower-rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities.  If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities.  Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of these securities by the Fund, but the sub-advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

The market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded.  The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values.  Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.  If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures approved by the Board, including the use of outside pricing services.  Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available.  Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for the Fund, the sub-advisor will attempt to identify those issuers of high yielding debt securities whose financial condition are adequate to meet future obligations, has improved or is expected to improve in the future.  The sub-advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Active Bond Fund may invest up to 30% of its total assets in debt securities that are rated in the medium rating category or lowest rating category by S&P and Moody’s.  The Fund will rely on the sub-advisor’s judgment, analysis and experience in evaluating debt securities.  The sub-advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis.  Ratings by S&P and Moody’s evaluate only the safety of principal and interest payments, not market value risk.  Because the creditworthiness of an issuer may change more rapidly than can be timely reflected in changes in credit ratings, the sub-advisor monitors the issuers of corporate debt securities held in the Fund’s portfolio.  The credit ratings assigned by an NRSRO to a security are not considered by the sub-advisor in selecting a security.  The sub-advisor examines the intrinsic value of a security in light of market conditions and the underlying fundamental values.  Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the sub-advisor.  The sub-advisor could be wrong in its analysis.  If the Fund purchased primarily higher rated debt securities, risks would be substantially reduced.

Mortgage-Related Securities. Each Fund may invest in mortgage-related securities.  Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors.  The loans may be grouped together by U.S. government agencies and sponsored entities, such as Ginnie Mae, Federal National Mortgage Association (“Fannie Mae” or FNMA”) and Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”).  The loans may also be grouped together by private issuers such as: commercial banks; savings and loan institutions; mortgage bankers; and private mortgage insurance companies.  Mortgage-related securities include Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”).

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

There are several risks associated with mortgage-related securities generally.  One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Another is prepayment of principal by mortgagors or mortgage foreclosures.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. But prepayment may also shorten the term of the underlying mortgage pool for a mortgage-related security.  Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund.  The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.  In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities.  Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.  Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested.  If this occurs, a Fund’s yield will correspondingly decline.  Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates.  To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Finally, mortgage-related securities may also be subject to liquidity risks due to tightening markets. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) and a decline in or flattening of housing values may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, residential mortgage loan originators may experience serious financial difficulties or bankruptcy during tighter markets.  In summary, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements may limit liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.  Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.  Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Stripped mortgage-related securities are either issued and guaranteed, or privately-issued but collateralized by securities issued by Government National Mortgage Association (“Ginnie Mae” or “GNMA”), FNMA, or FHLMC.  These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only”) or interest distributions (“interest-only”) on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be.  The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.  The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its sub-advisor believes that interest rates will remain stable or increase.  In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities.  In addition, the yields on stripped mortgage-related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities.  If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities.  Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security.  Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities.  Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms.  There can be no assurance that the Fund will be able to affect a trade of a stripped mortgage-related security at a time when it wishes to do so.  The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition.  Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Funds will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

Mortgage-related securities may not be readily marketable.  To the extent any of these securities are not readily marketable in the judgment of the Funds’ sub-advisor; the investment restriction limiting a Fund’s investment in illiquid instruments to not more than 15%  of the value of its net assets will apply.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Municipal Securities. The Active Bond Fund may invest in taxable and tax-exempt municipal securities.  Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.  Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes.  Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.  General obligation bonds are backed by the taxing power of the issuing municipality.  Revenue bonds are backed by the revenues of a project or facility.  The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.  A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.  The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Options on Securities. Except the ETF Funds, the Funds may write (sell), to a limited extent, only covered call and put options (“covered options”) in an attempt to increase income.  However, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period.  If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option.  If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price.  By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period.  If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option.  If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price.  By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.  This transaction is called a “closing purchase transaction.”  Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit.  The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written.  The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.  The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will “cover” its obligation by segregating the underlying security on the books of the Funds’ custodian or by placing liquid securities in a segregated account at the Fund’s custodian.  When a Fund writes a put option, it will “cover” its obligation by placing liquid securities in a segregated account at the Fund’s custodian.

A Fund may purchase call and put options on any securities in which it may invest.  The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities.  The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period.  The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest.  The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Funds’ portfolio, at a specified price during the option period.  The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Funds’ portfolio securities.  Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own.  The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Each Fund has adopted certain other non-fundamental policies concerning option transactions that are discussed below.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded.  To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets.  It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options.  The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration.  The sub-advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general oversight of the Board.

Options on Securities Indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.  Such options will be used for the purposes described above under “Options on Securities” or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities.  The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although a Fund generally will only purchase or write such an option if the sub-advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.  A Fund will not purchase such options unless the Advisor and the respective Fund’s sub-advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge.  Because options on securities indexes require settlement in cash, the sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund’s custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security.  Accordingly, successful use by a Fund of options on security indexes will be subject to the sub-advisor’s ability to predict correctly movement in the direction of that securities market generally or of a particular industry.  This requires different skills and techniques than predicting changes in the price of individual securities.

Each Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges.  A securities index fluctuates with changes in the market values of the securities included in the index.

Options on Foreign Currencies. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes.  For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates; it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies.  A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio.  A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may write call options on foreign currencies that are not covered for cross-hedging purposes.  A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate.  In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.  The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency.  As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Funds’ position, it may not forfeit the entire amount of the premium plus related transaction costs.  In addition, the Fund may purchase call options on currency when the sub-advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time.  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire.  Similarly, if the Fund were unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency.  The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.  The Funds’ ability to terminate over-the -counter options (“OTC options”) will be more limited than the exchange-traded options.  It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations.  Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC options and assets used to cover written OTC options as illiquid securities.  With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Other Investment Companies. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, SPDRs and similar securities of other issuers.  Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that investment company.  In addition, it would bear a proportionate share of any fees and expenses paid by that investment company.  These would be in addition to the advisory and other fees paid directly by the Fund.

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  The 1940 Act limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies.  These investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  A Fund’s purchase of investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Overseas Private Investment Corporation Certificates. The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation (“OPIC”).  OPIC is a U.S. government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 150 countries worldwide.  OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation.  OPIC can lend on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis.  OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies.  These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. government.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts (“REITs”). The Equity Funds may invest in the equity securities of REITs, which can generally be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested.  Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks).  REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer.  REITs may also be affected by tax and regulatory requirements.

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian or tri-party custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York.  The Funds will enter into repurchase agreements that are collateralized by U.S. government obligations or cash.  Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds’ custodian at the Federal Reserve Bank.  At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Funds’ acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Funds’ money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  Repurchase agreements are considered to be collateralized loans under the 1940 Act.

Each Fund may engage in repurchase agreement transactions. The Active Bond Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Reverse Repurchase Agreements. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial intermediaries such as banks and broker-dealers and to repurchase them at a mutually agreed date and price.  At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities.  Reverse repurchase agreements are considered to be borrowings by a Fund.

Each Fund may enter into reverse repurchase agreements.

Section 4(a)(2) Paper. Section 4(a)(2) paper consists of commercial paper issues which include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper).  Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction.  Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.  Section 4(a)(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “1934 Act”) is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under “Illiquid Securities”above.  The Funds’ percentage limitations on investments in illiquid securities include Section 4(a)(2) paper other than Section 4(a)(2) paper that the sub-advisor has determined to be liquid pursuant to guidelines established by the Funds’ Board.  The Board has delegated to the sub-advisors the function of making day-to-day determinations of liquidity with respect to Section 4(a)(2) paper, pursuant to guidelines approved by the Board that require the sub-advisors to take into account the same factors described under “Illiquid Securities” above for other restricted securities and require the sub-advisors to perform the same monitoring and reporting functions.

Securities Lending. In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States. government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.  In addition, cash collateral invested by a Fund is subject to investment risk and a Fund may experience losses with respect to its collateral investment. The SEC currently requires that the following conditions must be met whenever the Funds’ portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

Each Fund may lend securities to brokers, dealers and other financial organizations.  A Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities.  The cash or instruments collateralizing a Fund’s loans of securities will be maintained at all times in a segregated account with the Funds’ custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities.  In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

Short Sales. When a Fund makes a short sale, it sells a security it does not own in anticipation of a decline in market price.  The proceeds from the sale are retained by the broker until the Fund replaces the borrowed security.  To deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.  The Fund may have to pay a premium to borrow the security.  The Fund may, but will not necessarily, receive interest on such proceeds.  The Fund must pay to the broker any dividends or interest payable on the security until it replaces the security.

The Funds’ obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. government securities or other securities acceptable to the broker.  In addition, the Fund will be required to deposit cash or U.S. government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.  The Fund will receive the interest accruing on any U.S. government securities held as collateral in the segregated account with the custodian.  The deposits do not necessarily limit the Funds’ potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain.  Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Fund may have to pay in connection with such short sale.

Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period.  If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount.  Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances.  For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level.  A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance.  Swap agreements involve risks depending upon the other party’s creditworthiness and ability to perform, as judged by a Fund’s sub-advisor, as well as the Funds’ ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

Temporary Defensive Positions. A Fund may take temporary defensive positions that are inconsistent with the Fund’s normal investment strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the sub-advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  In addition, a Fund may hold uninvested cash on a temporary basis if, in the sub-advisor’s discretion, market conditions warrant.  A Fund’s uninvested cash balances may or may not earn interest while maintained at the Fund’s custodian.  There is no limit on the extent to which a Fund may take temporary defensive positions. In taking such positions, the Fund may fail to achieve its investment goal.

Trade Claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.  For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk.  Trade claims are illiquid instruments that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.  The markets in trade claims are not regulated by federal securities laws or the SEC.  Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

U.S. Government Securities. Each Fund may invest in U.S. government securities, which are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities.  Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.  No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed.  The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

Variable-Rate Demand Notes. Except the ETF Funds, the Funds may purchase variable-rate demand notes.  Variable-rate demand notes that the Funds may purchase are debt instruments that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest with proper notification or at specified intervals from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable-rate demand notes in which the Funds may invest are payable on not more than thirty calendar days’ notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument.  These instruments have coupon rates that reset periodically at intervals ranging from daily to up to thirteen months and may be based upon LIBOR or other short-term interest rates such as U.S. Treasury bills or the Fed Funds rate.  The coupon rate on these securities resets at a level that causes its value to approximate par.  Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Funds’ quality standards from an NRSRO or unrated variable-rate demand notes determined by the sub-advisor to be of comparable quality.  If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO.  The sub-advisor may determine that an unrated variable rate demand instrument meets a Fund’s quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor.  If an instrument is ever deemed to not meet a Fund’s quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

While the value of the underlying variable rate demand notes may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments.  Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed-income securities.  Each Fund may hold variable rate demand notes on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits.  Because the adjustment of interest rates on the variable rate demand notes is made in relation to money market or short-term interest rates, the variable rate demand notes are not comparable to long-term fixed-rate securities.  Accordingly, interest rates on the variable rate demand notes may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

The Active Bond Fund will not invest more than 15% of its net assets in variable-rate demand notes as to which it cannot exercise the demand feature on not more than seven days’ notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities.  The Active Bond Fund intends to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of the Fund’s investment portfolio.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them.  It should be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities.  It should also be noted that if the market price of the underlying security never exceeds the exercise price, the Fund will lose the entire investment in the warrant.  Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price and the right to purchase the underlying security.

When-Issued and Delayed-Delivery Securities. Except the ETF Funds, the Funds will only make commitments to purchase securities on a when-issued or to-be-announced (“TBA”) basis with the intention of actually acquiring the securities.  A Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so.  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.  In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

TBA securities are paid for and delivered within 15 to 45 days from their date of purchase.  In connection with these investments, each Fund will direct the custodian to segregate cash or liquid securities in an amount sufficient to make payment for the securities to be purchased.  These assets will be valued daily at market for the purpose of determining the adequacy of the securities in the account.  If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of a Fund’s commitments to purchase securities on a when-issued or TBA basis.  To the extent assets are segregated, they will not be available for new investment or to meet redemptions.  Securities purchased on a when-issued or TBA basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise).  Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation.  The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund’s payment obligation.)

The Active Bond Fund may also invest up to 33% of its assets in dollar-roll transactions involving when-issued securities.

Zero Coupon Securities. Zero coupon corporate or U.S. government securities and step-coupon securities are debt obligations that are issued or purchased at a significant discount from face value.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Pay in-kind securities pay interest through the issuance of additional securities.  Zero coupon securities do not require the periodic payment of interest.  These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.  These investments may experience greater volatility in market value than securities that make regular payments of interest.  The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities that pay interest periodically in cash.  Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not.  Such disposition could be at a disadvantageous price.

Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities.  They also include Coupons Under Book Entry System (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Investment Policies of the ETF Funds

Each ETF Fund seeks to achieve its investment goal by investing substantially all of its assets in a select group of ETFs representing different combinations of stocks, bonds, and cash investments and reflecting varying degrees of potential investment risk and reward.  Each ETF Fund may also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.  Each ETF Fund may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs.  Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  These limitations currently provide, in part, that the ETF Funds may not purchase shares of an investment company if (a) such a purchase would cause an ETF Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause an ETF Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of an ETF Fund’s total assets would be invested in the aggregate in all investment companies.  As a shareholder in an investment company, an ETF Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.  Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF.  The ETF Funds have entered into several such agreements and may enter into others.

The following information summarizes the investment policies and techniques of the ETF Funds:

Conservative ETF Fund: The Fund invests primarily in a group of funds designed predominately for income and secondarily for capital appreciation using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) and to optimize potential returns. Wilshire expects, under normal conditions, to invest approximately 60% of the Fund's assets in bonds and approximately 40% of the Fund's assets in stocks. In selecting a diversified portfolio of underlying funds, Wilshire will analyze many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Moderate ETF Fund:The Fund invests primarily in a group of funds designed predominately for capital appreciation and secondarily for income using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) and to optimize potential returns. Wilshire expects, under normal conditions, to invest approximately 40% of the Fund's assets in bonds and approximately 60% of the Fund's assets in stocks. In selecting a diversified portfolio of underlying funds, Wilshire will analyze many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Aggressive ETF Fund:The Fund invests primarily in a group of funds designed for capital appreciation using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) and to optimize potential returns. Wilshire expects, under normal conditions, to invest approximately 20% of the Fund's assets in bonds and 80% of the Fund's assets in stocks. In selecting a diversified portfolio of underlying funds, Wilshire will analyze many factors, including the underlying fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Wilshire expects to rebalance each Fund’s assets quarterly in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. At the time of rebalancing, Wilshire may review and update the model. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large-cap, small-cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, Wilshire will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.
ETF Funds Temporary Defensive Positions. An ETF Fund may take temporary defensive positions that are inconsistent with the Fund’s normal investment strategies in response to adverse or unusual market, economic, political, or other conditions as determined by Wilshire. Such positions could include, but are not limited to, investments in: (1) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  In addition, an ETF Fund may hold uninvested cash on a temporary basis if, in Wilshire's discretion, market conditions warrant.  An ETF Fund’s uninvested cash balances may or may not earn interest while maintained at the Fund’s custodian.  There is no limit on the extent to which a Fund may take temporary defensive positions. In taking such positions, the Fund may fail to achieve its investment goal.

The preceding information directly relates to the investment policies, techniques, and risks of the underlying funds.  It provides information about the types of securities in which one or more of the ETF Funds may invest through their investment in the underlying funds.  The information in “Temporary Defensive Positions” only applies to direct investments that may be made by the ETF Funds.

Shares of each underlying fund trade throughout the day on listing exchanges and other secondary markets.  There can be no assurance that the requirements of a listing exchange necessary to maintain the listing of shares of any underlying fund will continue to be met.  A listing exchange may, but is not required to, remove the shares of an underlying fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of an underlying fund, there are fewer than 50 beneficial owners of the shares of an underlying fund for 30 or more consecutive trading days; (ii) the value of the underlying index on which such underlying fund is based is no longer calculated or available; (iii) the “indicative optimized portfolio value” of an underlying fund is no longer calculated or available; or (iv) such other event shall occur or condition shall exist that, in the opinion of the listing exchange, makes further dealings on the listing exchange inadvisable.  A listing exchange will remove the shares of an underlying fund from listing and trading upon termination of such underlying fund.  The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals.

INVESTMENT LIMITATIONS

Fundamental Policies. The “fundamental policies” of each Fund may not be changed with respect to the Fund without the approval of a “majority of the outstanding voting securities” of the Fund.  “Majority of the outstanding voting securities” under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.  Except for the limitations on borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

Each Fund (except the ETF Funds) may not, excepted as noted below:

(1)	issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(2)	engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(3)
underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(4)
purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities) if, as a result, more than 25% of the Funds’ total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5)
purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

(6)
purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts;

(7)
make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act; and

(8)
(Active Bond Fund only) purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The ETF Funds may not, except as noted below:

(1)	issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(2)	engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(3)
underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(4)
concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) except that an ETF Fund will concentrate to approximately the same extent that its underlying funds and their underlying index concentrates in the stocks of such particular industry or group of industries (for purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered issued by members of any industry);

(5)
purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

(6)
purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts;

(7)
make loans to other persons except that the Fund may (i) engage in repurchase agreements or reverse repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act; and

(8)
purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

(1)
Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the Fund.

(2)
Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets.)

(3)
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

(4)	Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s current investment policy on lending is set forth above.

(5)
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments and derivative transactions, with appropriate earmarking or segregation of assets to cover such obligation.

Non-fundamental Operating Policies.  Certain Funds have adopted additional restrictions as a matter of “operating policy.”  These restrictions are non-fundamental and may be changed by the Board without a shareholder vote.  Except for the limitations on borrowings and illiquid securities, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

The following non-fundamental operating policy is applicable only to the Active Bond Fund, Focused Fund and Large Cap Core Equity Fund: Each Fund may not change its policy of investing, under normal circumstances, at least 80% of its net assets (defined as net assets, plus the amount of any borrowings for investment purposes), in investments suggested by the Fund’s name as described in the prospectus, without providing shareholders with at least 60-days' prior notice of such change.

Large Cap Core Equity Fund and Active Bond Fund.

(1)
The Large Cap Core Equity Fund may not borrow money (including through reverse repurchase agreements or covered dollar rolls involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%.

(2)
The Active Bond Fund may not borrow money from banks or other persons in an amount not exceeding 10% of its total assets, except for the use of reverse repurchase agreements and covered dollar rolls or as a temporary measure for extraordinary or emergency purposes.

(3)	The Large Cap Core Equity Fund and Active Bond Fund (with the exception of xi and xii, which do not apply to the Active Bond Fund) may not:

i.
pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund’s total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

ii.
purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

iii.
sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

iv.	invest for the purpose of exercising control or management;

v.
purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company, provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

vi.
invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(a)(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two NRSROs and the Fund’s Board have determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund’s Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund’s Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund’s Board of Trustees;

vii.
invest more than 10% of the Fund’s total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than securities deemed liquid in accordance with guidelines approved by the Fund’s Board);

viii.
purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

ix.
make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time;

x.	purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund’s aggregate investment in such classes of securities will exceed 5% of its total assets;

xi.
(Applicable to the Large Cap Core Equity Fund only) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund’s net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund’s obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); or

xii.
(Applicable to the Large Cap Core Equity Fund only) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:  (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund’s total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund’s total assets.

Focused Fund.

(1)
In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, the Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(2)
In complying with the fundamental investment restriction with regard to making loans, the Fund may not make loans if, as a result, more than 33⅓% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Statement of Additional Information.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and principal officers of the Trust, the length of service with the Trust and principal occupations for the past five years, and, for the Trustees only, the number of funds overseen in the Touchstone Fund Complex and their other directorships held.  All Funds managed by the Advisor are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust and Touchstone Tax-Free Trust.  The Trustees, who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustee(1):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	39
Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to 2011; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Every Child Succeeds (a social services agency) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YWCA of Greater Cincinnati from 2012 to the present.

Independent Trustees:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	39
Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	39	None.
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	39	Trustee of Diocese of Southern Ohio from 2014 to present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	39
Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	39
Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; and Al Neyer Inc. (a construction company) from 2013 to the present.

(1)         Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2)         As of December 31, 2015, the Touchstone Fund Complex consists of 6 series of the Trust, 12 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 17 series of Touchstone Strategic Trust and 1 series of Touchstone Tax-Free Trust.
(3)         Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Senior Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc., Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Ellen Blanchard BNY Mellon Investment Servicing (US) Inc. 201 Washington Street, 34th Floor Boston, Massachusetts 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.
(1)         Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust and Touchstone Tax-Free Trust.

Additional Information About the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox has experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. VonderBrink has experience as a consultant and director of other corporations.  In its periodic self-assessment of effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board.  The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc. (a holding company), the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  William C. Gale serves as the Committee Chair. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls.  During the fiscal year ended December 31, 2015, the Audit Committee held four meetings.

Governance Committee.  All of the Independent Trustees are members of the Governance Committee.  Susan J. Hickenlooper serves as the Committee Chair. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  During the fiscal year ended December 31, 2015, the Governance Committee held four meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

The following table reflects the Trustees’ beneficial ownership in the Funds (i.e., dollar range of securities in each Fund) and the Touchstone Fund Complex as of December 31, 2015.

	Interested Trustee	Independent Trustees
Funds	Jill T. McGruder	Phillip R. Cox	William C. Gale	Susan J. Hickenlooper	Kevin A. Robie	Edward J. VonderBrink
Active Bond Fund	None	None	None	None	None	None
Focused Fund(1)	None	None	None	None	None	None
Large Cap Core Equity Fund	None	None	None	None	None	None
Aggressive ETF Fund	None	None	None	None	None	None
Conservative ETF Fund	None	None	None	None	None	None
Moderate ETF Fund	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(2)	Over $100,000	$1 - $10,000	None	Over $100,000	None	None

(1)   Prior to August 31, 2015, the Fund was named Touchstone Mid Cap Growth Fund.
(2)As of December 31, 2015, the Touchstone Fund Complex consists of 6 series of the Trust, 12 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 17 series of Touchstone Strategic Trust, and 1 series of Touchstone Tax-Free Trust.

Trustee Compensation

The following table reflects the fees paid to the Trustees by the Trust and the total compensation paid by the Touchstone Fund Complex for the year ended December 31, 2015.

Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$0	$0
Independent Trustees(2)
Phillip R. Cox	$25,466	$134,500
William C. Gale	$23,489	$124,000
Susan J. Hickenlooper	$23,489	$124,000
Kevin A. Robie	$21,512	$113,500
Edward J. VonderBrink	$21,512	$113,500
(1)     As of December 31, 2015, the Touchstone Fund Complex consists of 6 series of the Trust, 12 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 17 series of Touchstone Strategic Trust, and 1 series of Touchstone Tax-Free Trust.
(2)    The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended December 31, 2015 is $0.

The following table shows the Trustee quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Compensation Beginning 1/1/16 1/1/14-12/31/15	$15,500 $13,500	$4,500 $4,500	$4,500 $4,500	$5,000 $5,000

Lead Independent Trustee Fees Beginning 1/1/16 1/1/14-12/31/15	$6,000 $5,000

Committee Chair Fees Beginning 1/1/16 1/1/14-12/31/15	$1,000 $1,000	$2,000 $1,500	$2,000 $1,500

Telephonic Meeting Attendance Fee = $1,500

All fees are typically divided equally among the Funds comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”) is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated January 1, 1999.  Under the Advisory Agreement, the Advisor reviews, supervises and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board of the Trust (the “Trustees”).  The Advisor determines the appropriate allocation of assets to each Fund’s sub-advisor(s).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Advisor, or by the Advisor on 90 days’ written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc. (a holding company), which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc.  Western & Southern Financial Group is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”).  Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a manager-of-managers structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any Fund in which the manager-of-managers approach is chosen.  Shareholders of a Fund will be notified of a change in its sub-advisor.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly.

Fund	Investment Advisory Fee
Active Bond Fund	0.40% on the first $300 million of average daily net assets; and 0.35% on the assets over $300 million.
Focused Fund*	0.70% on the first $100 million of average daily net assets; 0.65% on the next $400 million; and 0.60% on the assets over $500 million
Large Cap Core Equity Fund	0.65% on the first $100 million of average daily net assets; 0.60% on the next $100 million; 0.55% on the next $100 million; and 0.50% on the assets over $300 million.
Aggressive ETF Fund Conservative ETF Fund Moderate ETF Fund	0.25% on the first $50 million of average daily net assets; 0.23% on the next $50 million; and 0.20% on the assets over $100 million.
*Prior to August 31, 2015, the Fund was named the Touchstone Mid Cap Growth Fund.

Each Fund shall pay the expenses of its operation, including but not limited to the following: (i) charges and expenses of outside pricing services; (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer agent and administrative agent appointed by the Trust with respect to the Funds; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Independent Trustees of the Trust; (x) compliance fees and expenses and (xi) interest on borrowed money, if any.  The Advisor pays the compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor.

By its terms, the advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of a Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The advisory agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of the majority of a Fund’s outstanding voting securities, or by the Advisor.  The advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure a Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Funds’ fee table.  Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transactions costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; other extraordinary expenses not incurred in the ordinary course of business (“Excluded Expenses”).  The Fund bears the costs of these Excluded Expenses.  Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average daily net assets. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

Advisory Fees and Fee Waivers or Reimbursements.  During the three most recent fiscal years ended December 31, the Trust paid advisory fees and received waivers or reimbursements as shown in the following table:

	Advisory Fees Paid*			Fee Waivers or Reimbursements
Fund	2013	2014	2015	2013	2014	2015
Active Bond Fund	$277,260	$270,619	$205,738	$25,443	$14,610	$—
Focused Fund**	$185,080	$192,966	$206,429	$25,785	$26,747	$31,787
Large Cap Core Equity Fund	$220,880	$246,496	$238,263	$72,872	$44,995	$29,291
Aggressive ETF Fund	$535,241	$62,900	$56,681	$49,551	$29,635	$26,742
Conservative ETF Fund	$61,903	$61,762	$54,761	$60,580	$33,583	$27,107
Moderate ETF Fund	$176,700	$93,024	$75,788	$74,437	$15,299	$16,482
*Out of the advisory fee, the Advisor pays Integrity Life Insurance Company, National Integrity Life Insurance Company (the “Integrity Companies”) and certain other affiliates, a shareholder servicing fee of up to 0.15% annually for each Fund.  In exchange for the shareholder servicing fee, these affiliates provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract holders; and recordkeeping and similar administrative services.
** Prior to August 31, 2015, the Fund was named Touchstone Mid Cap Growth Fund.

THE SUB-ADVISORS AND PORTFOLIO MANAGERS

The Advisor has selected sub-advisors (the “Sub-Advisors”) to manage all or a portion of a Fund’s assets, as determined by the Advisor.  The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the oversight of, and policies established by, the Board.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor.  As described in the prospectus, each Sub-Advisor receives sub-advisory fees based on assets under management with respect to each Fund that it sub-advises.  Each Sub-Advisor’s fee with respect to each Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month.

The Advisor pays sub-advisory fees to the Sub-Advisors from its advisory fee. The compensation of any officer, director or employee of a Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor. For the three most recent fiscal year ends ended December 31, the Sub-Advisors received the following sub-advisory fees:

	2013	2014	2015
Active Bond Fund	$151,233	$147,610	$114,980
Focused Fund*	$111,048	$115,780	$121,566
Large Cap Core Equity Fund	$110,440	$123,248	$113,226
Conservative ETF Fund	$25,199	$24,705	$21,904
Moderate ETF Fund	$42,055	$37,209	$30,315
Aggressive ETF Fund	$15,310	$25,160	$22,672
*Prior to August 31, 2015, the Fund was named Touchstone Mid Cap Growth Fund.

A description of each Sub-Advisor is below. In addition, the following charts list the Funds’ portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and their beneficial ownership in their managed Fund(s) at the end of the December 31, 2015 fiscal year.  Listed below the charts is (i) a description of the portfolio managers’ compensation structure as of December 31, 2015, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager as of December 31, 2015. Also, as of December 31, 2015, for some of the Sub-Advisors, certain portfolio managers managed accounts subject to both an advisory and a performance fee.

Sub-Advisor Control. This section presents the Sub-Advisor’s control persons.

•
Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of Western & Southern Investment Holdings LLC, which is a wholly-owned subsidiary of The Western & Southern Life Insurance Company.  In December 2006, a single member holding company, Western & Southern Operating Holdings, LLC (Western & Southern Operating) was formed by The Western & Southern Life Insurance Company (Western & Southern) and Western & Southern transferred its 100% ownership interest in Fort Washington Investment Advisors, Inc. (Fort Washington) to Western & Southern Operating.  Fort Washington remains a wholly-owned subsidiary of Western & Southern as Western & Southern is the sole member of Western & Southern Operating.  The Western & Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western & Southern Mutual Holding Company.  Ms. McGruder may be deemed to be an affiliate of Fort Washington Investment Advisors, Inc.

•
London Company of Virginia d/b/a The London Company is majority employee owned.  Stephen Goddard may be deemed to be a control person of The London Company through his ownership in TLC Holdings LLC, which owns approximately 75% of The London Company.

•	Wilshire Associates Incorporated is a privately held Subchapter S corporation that is 100% owned by its active key employees. Wilshire has no other outside owners.

Active Bond Fund and Focused Fund

Sub-Adviser: Fort Washington Investment Advisors, Inc.

Active Bond Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Timothy Policinski
Registered Investment Companies	1	$89.37	0	$0
Other Pooled Investment Vehicles	1	$310.38	0	$0
Other Accounts	53	$1,452.90	0	$0
Daniel Carter
Registered Investment Companies	1	$89.37	0	$0
Other Pooled Investment Vehicles	1	$310.38	0	$0
Other Accounts	53	$1,452.90	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2015:

Portfolio Manager	Dollar Range of Beneficial Ownership
Timothy Policinski	None
Daniel Carter	None

Focused Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Jason Wilhelm
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$393	0	$0
Other Accounts	39	$2,241	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2015:

Portfolio Manager	Dollar Range of Beneficial Ownership
Jason Wilhelm	$100,001 - $500,000

Material Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds).  This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts.  Fort Washington has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

Compensation.  All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses.  Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon.  Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients.  Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule.  The structure includes long-term vesting provisions.  The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s president and approved by the Board of Directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement and is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan.  The 401(k) company match is 50% of the first 6% of earnings saved.

Large Cap Core Equity Fund

Sub-Advisor: London Company of Virginia d/b/a The London Company.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard
Registered Investment Companies	4	$2,407	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	607	$7,930	2	$6.9

Portfolio Manager	Dollar Range of Beneficial Ownership
Stephen Goddard	Over $1,000,000

Compensation.  Portfolio managers are compensated through salary and bonus.  In addition to base salaries, portfolio managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention, sales and overall firm performance.  They also have a potential for ownership after a reasonable tenure with the firm.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. The London Company has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Conservative ETF Fund, Moderate ETF Fund and Aggressive ETF Fund

Sub-Advisor:Wilshire Associates Incorporated

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Nathan Palmer, CFA
Registered Investment Companies	7	$1,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Elizabeth Yakes, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Compensation.  Wilshire compensates its portfolio managers for their management of the Funds.  The portfolio managers’ compensation consists of salary plus bonus based on established management goals and overall company results.

Material Conflicts of Interest.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other.  The other account may have the same investment objective as a Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.

Ownership of Shares of the Funds.

Dollar Range of Beneficial Ownership
Portfolio Manager	Conservative ETF Fund	Moderate ETF Fund	Aggressive ETF Fund
Nathan Palmer, CFA	None	None	None
Elizabeth Yakes, CFA	None	None	None

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervising the preparation of tax returns, coordinating the preparation of reports to shareholders and reports to, and filings with the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees, calculating the daily NAV per share, and maintaining the financial books and records of each Fund.

For its services through December 31, 2014, the Advisor’s annual administration fee was:

0.20% on the first $1 billion of the aggregate average daily net assets of Touchstone Variable Series Trust;
0.16% on the next $1 billion of aggregate average daily net assets; and
0.12% on the aggregate average daily net assets over $2 billion.

The fee was computed and allocated among Touchstone Variable Series Trust on the basis of relative daily net assets.

Effective January 1, 2015, the Advisor’s annual administration fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.  (See “Transfer and Sub-Administrative Agent” in this SAI).

For the three most recent fiscal years ended December 31, the Trust paid the following administrative fees:

	Administrative Fees Paid
Funds	2013	2014	2015
Active Bond Fund	$100,822	$98,407	$70,242
Focused Fund*	$49,355	$51,458	$41,017
Large Cap Core Equity Fund	$67,963	$75,845	$53,151
Conservative ETF Fund	$50,398	$49,409	$31,761
Moderate ETF Fund	$84,111	$74,419	$43,957
Aggressive ETF Fund	$30,620	$50,320	$32,875
 * Prior to August 31, 2015, the Fund was named Touchstone Mid Cap Growth Fund.

TOUCHSTONE SECURITIES ("THE DISTRIBUTOR")

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds.  Touchstone Securities’ principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Touchstone Securities is the principal underwriter of the Funds and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  Touchstone Securities is obligated to sell the shares on a best efforts basis only against purchase orders for the shares.  Shares of each Fund are offered to the public on a continuous basis.  Touchstone Securities receives no compensation under the Distribution Agreement.

Ms. McGruder may be deemed to be an affiliate of Touchstone Securities because of her position as a Director of the Advisor and Touchstone Securities.  Ms. McGruder by reason of such affiliation, may directly or indirectly receive benefits from any underwriting fees paid to Touchstone Securities.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter.  This Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or by the Distributor, (b) by vote of the Board of Trustees of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party.  The Distribution Agreement shall also automatically terminate in the event of its assignment.

The Distributor, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a shareholder service plan (the “Plan”) with respect to each Fund under which the Advisor and other qualified financial intermediaries are paid up to, but not exceeding an annual fee of 0.25% for shareholder services.  The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations (“Service Providers”) who will provide one or more of the following shareholder services: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Funds may reasonably request.

The continuance of the Plan must be specifically approved at least annually by a vote of the Trust’s Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plan at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund.  In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Service Providers after the termination date.  The Plan may not be amended to increase materially the amount to be spent for shareholder servicing without shareholder approval.  All material amendments to the Plan must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plan.

The Funds paid the following in Shareholder Servicing fees for the fiscal year ended December 31, 2015:

Fund	Shareholder Servicing Fees Paid
Active Bond Fund	$34,861
Focused Fund*	$49,962
Large Cap Core Equity Fund	$66,310
Aggressive ETF Fund	$56,681
Conservative ETF Fund	$54,761
Moderate ETF Fund	$69,725
 *Prior to August 31, 2015, the Fund was named Touchstone Mid Cap Growth Fund.

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the sub-advisors and are subject to oversight by the Advisor and the Board of Trustees.  In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each sub-advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction.
This excess commission recognizes the additional research services rendered by the broker, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that a Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Funds and the sub-advisors, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the sub-advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Funds may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis.  A Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.  The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through commission recapture programs offered by Frank Russell Securities, Inc. and Convergex Execution Solutions LLC.

In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the respective sub-advisor’s other clients. The sub-advisor makes investment decisions for a Fund and for its other clients to achieve their respective investment objectives. The sub-advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the sub-advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect may be offset by a Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.

For the three most recent fiscal years ended December 31, the Funds paid the following brokerage commissions on portfolio transactions.

	Aggregate Brokerage Commissions
Fund	2015	2014	2013
Active Bond Fund	$3,445.00	$821.18	$—
Focused Fund*	$58,084.00	$20,185.50	$29,262.31
Large Cap Core Equity Fund	$28,296.00	$17,298.34	$27,095.41
Aggressive ETF Fund	$1,738.00	$3,108.90	$1,696.80
Conservative ETF Fund	$2,068.00	$2,982.60	$4,849.20
Moderate ETF Fund	$2,844.00	$5,544.00	$5,276
  *Prior to August 31, 2015, the Fund was named Touchstone Mid Cap Growth Fund.

During the fiscal year ended December 31, 2015, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided was as follows:

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
Active Bond Fund	$0	$0
Focused Fund*	$9,453,281	$2,571
Large Cap Core Equity Fund	$56,826,369	$26,496
Aggressive ETF Fund	$0	$0
Conservative ETF Fund	$0	$0
Moderate ETF Fund	$0	$0
  *Prior to August 31, 2015, the Fund was named Touchstone Mid Cap Growth Fund.

The total amount of securities of regular broker-dealers held by certain Funds for the fiscal year ended December 31, 2015, was as follows:

Fund	Broker-Dealer	Aggregate Value
Active Bond Fund	Credit Suisse Group AG	$247,630
	Bank of America	$916,582
	Morgan Stanley	$704,263
	Wells Fargo & Company	$554,614
	Credit Suisse	$247,630
Large Cap Core Equity Fund	Bank of America	$855,503
	Wells Fargo & Co.	$1,290,017
Focused Fund	Bank of New York Mellon	$3,928,472
	Bank of America	$2,024,447

PROXY VOTING

The Funds have adopted the Sub-Advisors’ policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund’s shareholders and those of the Sub-Advisor or its affiliates. A copy or summary of each sub-advisor’s proxy voting policies is included in Appendix B. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by

August 31 of that year without charge, upon request by calling 1.800.543.0407 and on the SEC’s website at http://www.sec.gov. Each Fund's Form N-PX will also be available on the SEC's website at http://www.sec.gov and on the Touchstone website at TouchstoneInvestments.com.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees, as applicable (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund.  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate.  A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the two most recent fiscal years ended December 31, the portfolio turnover rate for each Fund was as follows:

	Portfolio Turnover Rate
Fund	2014	2015
Active Bond Fund*	287%	455%
Focused Fund*, **	72%	286%
Large Cap Core Equity Fund	41%	111%
Conservative ETF Fund	13%	9%
Moderate ETF Fund	11%	9%
Aggressive ETF Fund	12%	7%
*Portfolio turnover excludes the purchases and sales of the fund acquired on December 4, 2015. If these transactions were included portfolio turnover would have been higher.
**Prior to August 31, 2015, the Fund was named Touchstone Mid Cap Growth Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board of Trustees through periodic reporting by the Funds’ Chief Compliance Officer.  No compensation will be received by a Fund, the Advisor, any sub-advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)	A request made by a sub-advisor for a Fund (or that portion of a Fund) that it manages.

2)	A request by executive officers of the Advisor for routine oversight and management purposes.

3)
For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within

60 days after the applicable six-month semi-annual period.  The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end.  The Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter.  The Funds provide their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

4)	A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the Chief Compliance Officer.

5)
A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)	A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)	A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•	The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•
The Funds provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at TouchstoneInvestments.com.

8)
The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third-parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of March 31, 2016, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Bloomberg LP
Morningstar, Inc.
CMS Bondedge

Employees of the Advisor and the Funds’ Sub-Advisors that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Advisor and under the general oversight of the Trustees.  The Advisor or its delegates may use independent pricing services to obtain valuations of securities.  The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties.  Prices are generally determined using readily available market prices.  If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees.  The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges.  Under certain circumstances, these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

CERTAIN PROVISONS OF THE TRUST'S BY-LAWS

Derivative Claims of Shareholders

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

OTHER PURCHASE AND REDEMPTION INFORMATION

Purchases in-Kind.  In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor.  Transactions of this type are generally a taxable transaction.  Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemption in-Kind. Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

FEDERAL INCOME TAXES

This is for general information only and not tax advice.  For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund or Funds selected as an investment option.  Holders of variable contracts are urged and advised to consult their own tax advisors for information on their tax situation, including the possible applicability of federal, state, local, and foreign taxes.

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds.  This discussion does not address the U.S. federal income tax consequences that might be relevant to holders of variable contracts that invest in a Fund.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.

General.  For federal income tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code.  By qualifying as a RIC, a Fund will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Qualification As A Regulated Investment Company.  Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities.  To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest.  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions.  Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where a Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.  In addition, if a Fund fails to qualify as a RIC, owners of variable contracts who have indirectly invested in the Fund may be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

Excise Tax.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  The Excise Tax does not apply to a RIC whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts and other tax-exempt entities, or parties that contributed in aggregate $250,000 or less in seed money to the Fund.  The Trust intends that each Fund will either qualify for this exception or will make sufficient distributions each year to avoid imposition of the Excise Tax.

Capital Loss Carryforwards.  The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  A Fund cannot carry back or carry forward any net operating losses.

Tax Treatment Of Shareholders.  Each insurance company separate account (a “Separate Account”) that invests in the Funds must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “annuities” or “life insurance contracts” under the Code.  If a Separate Account is not sufficiently diversified and the contracts are not treated as annuities or life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from the Funds to that Separate Account, and on all sales, exchanges or redemptions of the Funds’ shares by that Separate Account.

If all of the beneficial interests in a Fund are held by one or more Separate Accounts and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of such Fund, rather than treating the interest in the Fund as a separate investment of each Separate Account investing in the Fund.  Beneficial interests in the Funds are currently being offered only to Separate Accounts and other qualifying holders.

Each Fund intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that the look-through treatment described above is available, any Separate Account invested wholly in a Fund would also satisfy such diversification requirements.  In particular, the Funds will diversify their investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments.  In applying those percentage tests, all securities of the same issuer generally will be treated as a single investment.  However, in the case of U.S. government securities, each government agency or instrumentality will be considered to be a separate issuer.  The undertaking by the Trust to ensure that the Funds meet such diversification requirements may limit the ability of the Funds to make certain otherwise permitted investments.  If a Fund should fail to comply with the diversification requirements, should fail to ensure that its shares are held only by the types of investors described above, or should fail to qualify as a RIC under the Code, it is possible that Separate Accounts invested in the Fund would not be treated as adequately diversified and that contracts invested in those Separate Accounts would not be treated as annuity or life insurance contracts under the Code.

Original Issue Discount And Market Discount.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures And Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election,” will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives.  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities.)

Wash Sales.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds.  A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before

January 1, 2011) or certain other bonds specified in the Code.  If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies.  A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein, even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations or if a Fund is a qualified fund of funds, and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs.  A Fund may invest in REITs.  Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.

Distributions.  Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made at least annually.  Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund’s distributions.  The separate accounts, which issue your variable annuity contract or variable life policy, as the owner of the Funds’ shares, may be affected.  Each Fund’s distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets).  Each Fund’s distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

Backup Withholding.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

Taxation Of Variable Contracts.  For a discussion of the tax consequences of variable contracts, please refer to your insurance company’s Separate Account prospectus.

Variable contracts purchased through insurance company Separate Accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner.  Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59½.  Only the portion of a distribution attributable to income is subject to federal income tax.  Investors are urged and advise to consult with their own tax advisors for a more complete discussion of possible tax consequences in a particular situation.

Section 817(h) of the Code provides that the investments of a Separate Account underlying a variable insurance contract (or the investments of a RIC, the shares of which are owned by the variable Separate Account) must be “adequately diversified” in order for the contract to be treated as an annuity or life insurance for federal income tax purposes.  The U.S. Department of the Treasury has issued regulations prescribing these diversification requirements.  Each Fund intends to comply with these requirements.  If a Fund failed to satisfy these requirements, a variable annuity or life insurance contract supported by an insurance company Separate Account invested in the Fund may not be treated as an annuity or life insurance for federal income tax purposes and may no longer be eligible for tax deferral.

Variable Separate Account holders are urged and advised to consult their own tax advisor with respect to the federal, state, local, foreign and other tax consequences of an investment in a variable separate account.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote.

As of April 4, 2016 the following shareholders owned of record or beneficially over 5% of the outstanding shares of a Fund.

Fund	Name and Address of Beneficial Owner	Percent of Class
ACTIVE BOND FUND	WESTERN SOUTHERN LIFE AND INSURANCE COMPANY SEPARATE ACCT 400 BROADWAY CINCINNATI OH 45202	56.48%	*,**
	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING ATTN CURTIS A SOUTHARD 400 BROADWAY CINCINNATI OH 45202	18.96%
	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCT 400 BROADWAY CINCINNATI OH 45202	11.14%
	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	7.67%
	WESTERN SOUTHERN LIFE AND INSURANCE COMPANY SEPARATE ACCT 400 BROADWAY CINCINNATI OH 45202	5.67%
LARGE CAP CORE EQUITY FUND	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202-3341	56.45%
	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCT 400 BROADWAY MS 80 CINCINNATI OH 45202	20.95%
	NATIONAL INTEGRITY LIFE INS COMP* ATTN PRODUCT ACCOUNTING 400 BROADWAY MS 80 CINCINNATI OH 45202	12.01%
	WESTERN-SOUTHERN LIFE ASSURANCE CO SEPARATE ACCT 400 BROADWAY MS 80 CINCINNATI OH 45202	10.52%
FOCUSED FUND	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202-3341	48.27%
	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING 400 BROADWAY MS 80 CINCINNATI OH 45202	29.76%
	WESTERN-SOUTHERN LIFE ASSURANCE CO SEPARATE ACCT 1 400 BROADWAY MS 80 CINCINNATI OH 45202	9.91%	*

Fund	Name and Address of Beneficial Owner	Percent of Class
	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCT 400 BROADWAY MS 80 CINCINNATI OH 45202	6.32%
CONSERVATIVE ETF FUND	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202-3341	55.35%
	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202	44.59%
MODERATE ETF FUND	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202-3341	50.43%
	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING 400 BROADWAY MS 80 CINCINNATI Ohio 45202	40.23%
	WESTERN-SOUTHERN LIFE ASSURANCE CO SEPARATE ACCT 400 BROADWAY MS 80 CINCINNATI OH 45202	7.93%	*
AGGRESSIVE ETF FUND	INTEGRITY LIFE INSURANCE COMPANY ATTN PRODUCT ACCOUNTING 400 BROADWAY CINCINNATI OH 45202-3341	66.84%
	NATIONAL INTEGRITY LIFE INS COMP ATTN PRODUCT ACCOUNTING 400 BROADWAY MS 80 CINCINNATI OH 45202	32.72%
*Indicates that shares are held beneficially.
**May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of April 4, 2016. Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.

As of April 1, 2016, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian.  BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

Vedder Price, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2016.  Ernst & Young LLP will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent.  The Trust’s transfer agent, BNY Mellon Asset Servicing (“BNY Mellon”), 4400 Computer Drive, Westborough, Massachusetts 01581, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.  For providing transfer agent and shareholder services to the Trust, BNY Mellon receives a monthly per account fee from each Fund, plus out-of-pocket expenses.  The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions, and distributing communications to shareholders.

Sub-Administrative Agent.  The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to BNY Mellon.  The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees.  The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.  For the three most recent fiscal years ended December 31, the Administrator paid the following sub-administrative fees:

	Sub-Administration Fees Paid
Fund	2013	2014	2015
Active Bond Fund	$21,894	$21,350	$25,649
Focused Fund*	$15,436	$15,586	$21,635
Large Cap Core Equity Fund	$17,761	$18,581	$23,298
Conservative ETF Fund	$15,569	$15,335	$20,361
Moderate ETF Fund	$19,773	$18,403	$22,036
Aggressive ETF Fund	$13,101	$15,447	$20,513
  *Prior to August 31, 2015, the Fund was named Touchstone Mid Cap Growth Fund.

FINANCIAL STATEMENTS

The Funds’ annual financial statements for the fiscal year ended December 31, 2015, including the notes thereto and the report of Ernst & Young LLP thereon, included in the Trust’s Annual Report, are incorporated into this SAI by reference.  No other parts of the Trust’s Annual Report are hereby incorporated by reference.  The Annual Report may be obtained free of charge by calling the Trust at 1.800.543.0407 or by downloading a copy at TouchstoneInvestments.com.  You may also obtain the Annual Report or unaudited semi-annual report, as well as other information about Touchstone Variable Series Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P and Fitch are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  The Advisor or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  In that event, the Advisor or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” —   High short-term default risk.  This designation indicates that default is a real possibility.

“RD” —  Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

“D” — Default.  This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk.  “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B — Proxy Voting Policies

Fort Washington Investment Advisors, Inc. (“Fort Washington”).  Fort Washington’s policy is to vote proxies in the best interests of the Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisors.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;

•	increase shareholder value; and

•	maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.  Fort Washington may delegate its responsibilities under its proxy voting procedures to a third-party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics’ proxy voting guidelines as a resource in its proxy voting.  Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•
If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•	Fort Washington may engage an independent third-party to determine how the proxy should be voted; and

•
Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY

I.	POLICY

The London Company of Virginia (the “Advisor”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). The Advisor’s authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.
When voting proxies, the Advisor’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Advisor to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

A.
The Advisor is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Advisor’s determination of the client’s best interests. Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. “Guidelines” below), the Advisor recognizes that some proposals require special consideration which may dictate that the Advisor makes an exception to the Guidelines. The Advisor will vote the recommendation of Glass Lewis on all proxy votes, unless otherwise directed by the Portfolio Managers

B.	Conflicts of Interest
Where a proxy proposal raises a material conflict between the Advisor’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1.
Vote in Accordance with the Guidelines. To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

2.
Obtain Consent of Clients. To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account.

3.
Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Advisor to forward all proxy matters in which the Advisor has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, the Advisor will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, the Advisor will abstain from voting the securities held by that client’s account.

The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Adviser will be addressed as described above in this Section III.A.

C.	Limitations
In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the Advisor has determined that it is in the client’s best interest, the Advisor will not vote proxies received. The following are certain circumstances where the Advisor will limit its role in voting proxies:

1.
Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Advisor will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Advisor, it will promptly be forwarded to the client or specified third party.

2.
Terminated Account: Once a client account has been terminated with the Advisor in accordance with its investment advisory agreement, the Advisor will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.
Limited Value: If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Advisor may abstain from voting a client’s proxies. The Advisor also will not vote proxies received for securities which are no longer held by the client’s account.

4.
Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Advisor determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Advisor may recall the security for purposes of voting.

5.
Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Advisor may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.	RECORDKEEPING
In accordance with Rule 204-2 under the Advisers Act, the Advisor will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Advisor may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Advisor that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.
The Advisor will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Advisor voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Advisor’s Policies and Procedures by written request addressed to the Advisor. The Advisor will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.	GUIDELINES
The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investors’ potential financial gain through the use of the shareholder vote, while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm. The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

Management Proposals

Election of Directors
In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors, except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

Auditor
The Glass Lewis Investment Manager Guidelines will generally support auditor ratification, except when the non-audit fees exceed the audit fees paid to the auditor, there have been recent restatements

Compensation
Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the re-pricing of options without shareholder approval. The Investment Manager Guidelines will support management advisory votes on compensation with the belief that an independent compensation committee is in the best position to design an appropriate compensation program for the company.

Authorized Shares
Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders’ approval to justify the use of additional shares.
Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

Shareholder Rights
Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

Mergers/Acquisitions
Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation. The Glass Lewis Investment Manager Guidelines will vote in accordance with the standard Glass Lewis policy recommendation on mergers, acquisitions and other financing transactions.

Shareholder Proposals

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

Governance

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well-targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

Compensation
The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to re-price options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

Environment
Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’
Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

Social
Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

 Wilshire Funds Management Proxy Voting Policy

Wilshire Funds Management (“WFM”), a division of Wilshire Associates Incorporated, votes proxies for each client that has specifically authorized us to vote them in the investment management contract. These policies and procedures are intended to fulfill WFM’s obligations in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (“Act”), to vote client securities in the best interest of clients.

I.                POLICY

When voting proxies for securities directly held by a client, WFM will attempt to consider all factors reasonably believed to be relevant which could affect the value of the investments and will vote proxies in the manner that it believes is consistent with efforts to maximize shareholder value.

Attached to this policy as Appendix A are Proxy Voting Guidelines (“Guidelines”) that WFM will use when voting proxies. The Guidelines seek to ensure WFM fulfills its duty of care and loyalty to clients when voting proxies.

1.	Duty of Care

WFM’s proxy policy mandates the monitoring of corporate events and the voting of client proxies. However, there may be occasions when WFM determines that not voting a proxy may be in the best interests of its clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed WFM not to vote proxies or direct WFM to vote proxies in a certain manner. WFM will maintain written instructions from clients with respect to directed proxy votes.

2.	Duty of Loyalty

WFM will ensure proxy votes are cast in a manner consistent with the best interests of the client. WFM will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that WFM’s voting decisions are based on the best interests of clients and are not a product of the conflict.

a.	Identify Potential Conflicts of Interest

Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting WFM or Wilshire Associates Incorporated.

b.	Determine which Conflicts are Material

A “material” conflict is one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an adviser’s annual revenue.

c.	Establish Procedures to Address Material Conflicts.

WFM has established multiple methods to address voting items it has identified as those in which it may have a material conflict of interest.

i.	Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy.

ii.	Refer the proposal to the client and obtain the client’s instruction on how to vote.

iii.	Disclose the conflict to the client and obtain the client’s consent to WFM’s vote.

3.	WFM may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties.

II.           DOCUMENTATION

WFM shall maintain the following types of records relating to proxy voting:

1.	Wilshire Funds Management Proxy Voting Policy and all amendments thereto

2.
Proxy statements received for client securities. WFM may rely on proxy statements filed on EDGAR instead of keeping copies or, if applicable, rely on statements maintained by a proxy voting service provided that WFM has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.

3.	Records of votes cast on behalf of clients.

4.	Any document prepared by WFM that is material to making a proxy voting decision or that memorialized the basis for that decision.

Such records shall be maintained for the period of time specified in Rule 204-2 of the Act. To the extent that WFM is authorized to vote proxies for a United States Registered Investment Company, WFM shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
Wilshire Funds Management Proxy Voting Policy

Appendix A

Proxy Voting Guidelines

The following guidelines, which may be amended from time to time, will be used when deciding how to vote proxies on behalf of clients. These guidelines may be superseded in accordance with WFM’s duty to act in the best interest of the client.

A.	Election of Directors

a.
We generally vote for all director nominees, except in situations where there is a potential conflict of interest, including but not limited to the nomination of a director who also serves on the compensation committee, audit committee or other relevant committee of the company’s board.

B.	Auditors

a.	Ratifying Auditors - we generally vote in favor for such proposals, unless the auditor is affiliated or has a financial interest in the company.

b.	Financial Statements & Auditor Reports - we generally vote in favor of approving financial and auditor reports.

c.	Compensation - we generally vote in favor for such proposals.

d.	Indemnification - we vote against indemnification of auditors.

C.	Executive & Director Compensation

a.	We generally vote in favor for such proposals.

D.	Miscellaneous and Non-Routine matters

a.	We vote miscellaneous proposals on a case-by-case basis, in the best interest of shareholders.

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